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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                     Securities and Exchange Act of 1934


July 31, 2003
-------------
(Date of earliest event reported)

                       GREATER ATLANTIC FINANCIAL CORP.
                       --------------------------------
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
                                   --------
                (State or other jurisdiction of incorporation)


          0-26467                                                 54-1873112
------------------------------                                    ----------
(Commission File Number)                                          (IRS Employer
                                                          Identification Number)


10700 Parkridge Boulevard, Suite P50 Reston, Virginia                20191
                                                                     -----
(Address of Principal Executive Offices)                          (Zip Code)


                               (703) 391-1300)
                             ------------------
              (Registrant's telephone number, including area code)




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ITEM 7. FINANCIAL STATEMENTS AND OTHER EXHIBITS.
        ---------------------------------------

Exhibit 99.1 Press Release dated July 31, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
         ---------------------------------------------

On July 31, 2003, the registrant issued a press release announcing the registrant's earnings for the third quarter of fiscal year 2003.

The full text of the press release is attached as Exhibit 99.1.




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GREATER ATLANTIC FINANCIAL CORP.


Date:   July 31, 2003            By:  /s/ Carroll E. Amos
        -------------                 -------------------
                                      Carroll E. Amos, President and Chief
                                      Executive Officer

Date:   July 31, 2003            By:  /s/ David E. Ritter
       ---------------                -------------------
                                      David E. Ritter, Senior Vice President and
                                      Chief Financial Officer